                                                                                EXECUTION COPY

                             ASSIGNMENT AND ASSUMPTION AGREEMENT

        ASSIGNMENT  AND  ASSUMPTION   AGREEMENT,   dated  as  of  February  8,  2007,  between
Residential  Funding  Company,  a Delaware limited  liability  company ("RFC") and Residential
Asset Securities Corporation, a Delaware corporation (the "Company").

                                           Recitals

        A.     RFC has  entered  into  seller  contracts  ("Seller  Contracts")  with  certain sellers and servicers.

        B.     The Company wishes to purchase from RFC certain Mortgage Loans  (as hereinafter defined) originated pursuant to the Seller Contracts with respect thereto.

        C.     The Company, RFC, as master servicer,  and U.S. Bank National  Association,  as trustee (the  "Trustee"),  are entering  into a Pooling and  Servicing  Agreement  dated as of
January  1,  2007  (the  "Pooling  and  Servicing  Agreement"),  pursuant  to which  the Trust
proposes   to   issue   Home   Equity   Mortgage   Asset-Backed   Pass-Through   Certificates,
Series 2007-KS1  (the  "Certificates")  consisting of sixteen classes designated as Class A-1,
Class A-2, Class A-3, Class A-4,  Class M-1S,  Class M-2S,  Class M-3S,  Class M-4, Class M-5,
Class M-6,  Class M-7,  Class M-8,  Class M-9,  Class B,  Class SB  and Class R  Certificates,
representing  beneficial  ownership interests solely in a trust fund consisting primarily of a pool of fixed-rate  and  adjustable-rate  one- to  four-family  mortgage  loans  identified on
Exhibit F to the Pooling and Servicing Agreement (the "Mortgage Loans").

        D.     In connection with the purchase of the Mortgage Loans,  the Company will assign to RFC the Class R Certificates (the "Retained Certificates").

        E.     In connection  with the purchase of the Mortgage  Loans and the issuance of the
Certificates,  RFC wishes to make certain  representations  and  warranties to the Company and to assign  certain of its rights under the Seller  Contracts  to the Company,  and the Company
wishes to assume certain of RFC's obligations under the Seller Contracts.

        F.     The  Company and RFC intend  that the  conveyance  by RFC to the Company of all its right,  title and interest in and to the Mortgage Loans  pursuant to this Agreement  shall constitute a purchase and sale and not a loan.

        NOW THEREFORE,  in  consideration  of the recitals and the mutual  promises herein and other good and valuable consideration, the parties agree as follows:

1.      All  capitalized  terms used but not defined  herein shall have the meanings  assigned thereto in the Pooling and Servicing Agreement.

2.      Concurrently  with the  execution  and  delivery  hereof,  RFC  hereby  assigns to the
Company  without  recourse all of its right,  title and interest in and to the Mortgage Loans, including all interest and principal  received on or with respect to the Mortgage  Loans after the Cut-off Date (other than payments of principal  and interest due on the Mortgage  Loans in
January 2007).  In  consideration of such  assignment,  RFC will receive from the Company,  in
immediately   available   funds,  an  amount  equal  to   $431,135,127.26   and  the  Retained
Certificates.  In connection with such assignment and at the Company's  direction,  RFC has in respect of each  Mortgage  Loan  endorsed the related  Mortgage Note (other than any Destroyed
Mortgage  Note,  hereinafter  defined) to the order of the Trustee and delivered an assignment of mortgage  in  recordable  form to the Trustee or its agent.  A  "Destroyed  Mortgage  Note"
means a Mortgage Note the original of which was permanently lost or destroyed.

        The  Company  and RFC  intend  that the  conveyance  by RFC to the  Company of all its right,  title and interest in and to the Mortgage  Loans  pursuant to this Section 2 shall be, and be construed as, a sale of the Mortgage Loans by RFC to the Company.  It is, further,  not intended  that such  conveyance  be deemed to be a pledge of the Mortgage  Loans by RFC to the
Company  to  secure a debt or other  obligation  of RFC.  Nonetheless  (a) this  Agreement  is intended  to be and  hereby  is  deemed to be a  security  agreement  within  the  meaning  of
Articles 8 and 9 of the Minnesota Uniform  Commercial Code and the Uniform  Commercial Code of
any other applicable  jurisdiction;  (b) the conveyance  provided for in this Section shall be deemed  to be a grant by RFC to the  Company  of a  security  interest  in all of RFC's  right
(including  the power to convey  title  thereto),  title and  interest,  whether  now owned or hereafter  acquired,  in and to (A) the  Mortgage  Loans,  including the Mortgage  Notes,  the
Mortgages,  any related  insurance  policies and all other  documents in the related  Mortgage
Files,  (B) all amounts  payable  pursuant to the Mortgage Loans in accordance  with the terms thereof and (C) any and all general  intangibles  consisting  of,  arising from or relating to any of the foregoing,  and all proceeds of the conversion,  voluntary or  involuntary,  of the
foregoing  into  cash,  instruments,   securities  or  other  property,   including,   without
limitation,  all amounts from time to time held or invested in the Certificate  Account or the
Custodial  Account,  whether in the form of cash,  instruments,  securities or other property;
(c) the  possession  by the  Trustee,  the  Custodian  or any other  agent of the  Trustee  of
Mortgage  Notes or such other items of  property as  constitute  instruments,  money,  payment intangibles,  negotiable  documents,  goods, deposit accounts,  letters of credit,  advices of credit,  investment property,  certificated  securities or chattel paper shall be deemed to be
"possession  by the secured  party," or  possession  by a purchaser or a person  designated by such  secured  party,  for  purposes  of  perfecting  the  security  interest  pursuant to the
Minnesota  Uniform  Commercial Code and the Uniform  Commercial  Code of any other  applicable jurisdiction  (including without  limitation,  Sections 8-106,  9-313 and 9-106 thereof);  and
(d) notifications  to  persons  holding  such  property,  and  acknowledgments,   receipts  or
confirmations  from  persons  holding  such  property,  shall be deemed  notifications  to, or acknowledgments,  receipts or confirmations from, financial intermediaries,  bailees or agents
(as  applicable)  of the Trustee for the purpose of perfecting  such security  interest  under applicable  law.  RFC  shall,  to  the  extent  consistent  with  this  Agreement,  take  such reasonable  actions as may be  necessary  to ensure  that,  if this  Agreement  were deemed to create a security  interest in the  Mortgage  Loans and the other  property  described  above, such security  interest would be deemed to be a perfected  security interest of first priority under  applicable law and will be maintained as such  throughout  the term of this  Agreement.
Without  limiting  the  generality  of the  foregoing,  RFC shall  prepare  and deliver to the
Company not less than 15 days prior to any filing date,  and the Company  shall file, or shall
cause  to  be  filed,  at  the  expense  of  RFC,  all  filings   necessary  to  maintain  the
effectiveness  of any  original  filings  necessary  under the Uniform  Commercial  Code as in effect in any  jurisdiction  to perfect  the  Company's  security  interest  in or lien on the
Mortgage Loans including without  limitation (x) continuation  statements,  and (y) such other statements  as may be  occasioned  by (1) any  change of name of RFC or the  Company,  (2) any change of  location  of the  state of  formation,  place of  business  or the chief  executive office of RFC, or (3) any transfer of any interest of RFC in any Mortgage Loan.

3.      Concurrently  with the execution and delivery  hereof,  the Company  hereby assigns to
RFC  without  recourse  all  of  its  right,  title  and  interest  in  and  to  the  Retained
Certificates  as part of the  consideration  payable to RFC by the  Company  pursuant  to this
Agreement.

4.      RFC  represents  and warrants to the Company,  with respect to each Mortgage Loan that on the  date of  execution  hereof  (or,  if  otherwise  specified  below,  as of the  date so specified),

(i)     Immediately  prior to the delivery of the Mortgage Loans to the Company,  RFC had good title to, and was the sole owner of, each  Mortgage  Loan free and clear of any  pledge,  lien or security  interest  (other than  (a) rights  to  servicing  and related  compensation,  and
(b) any  senior  lien  relating to a Mortgage  Loan listed on Schedule A attached  hereto (the
"Junior  Lien  Mortgage  Loans"))  and had full  right and  authority  to sell and  assign the
Mortgage Loans pursuant to this Agreement.

(ii)    The proceeds of the Mortgage Loan have been fully  disbursed,  there is no requirement for future  advances  thereunder and any and all  requirements as to completion of any on-site or off-site  improvements and as to disbursements of any escrow funds therefor  (including any escrow funds held to make Monthly  Payments  pending  completion  of such  improvements)  have been complied  with.  All costs,  fees and expenses  incurred in making,  closing or recording the Mortgage Loans were paid.

(iii)   The Mortgagor  (including any party secondarily liable under the Mortgage File) has no right of set-off,  defense,  counterclaim  or right of  rescission  as to any  document in the
Mortgage File except as may be provided under the Relief Act.

(iv)    RFC and any other  originator,  servicer or other previous owner of each Mortgage Loan has  obtained  all licenses and  effected  all  registrations  required  under all  applicable local, state and federal laws,  regulations and orders,  including without limitation truth in lending and  disclosure  laws,  necessary to own or originate the Mortgage  Loans (the failure to obtain such  licenses or to comply with such laws,  regulations  and orders would make such
Mortgage Loans void or voidable).

(v)     A policy of title  insurance,  in the form and amount that is in  material  compliance with the Program  Guide,  was effective as of the closing of each Mortgage  Loan, is valid and binding,  and remains in full force and effect except for Mortgaged  Properties located in the
State of Iowa  where an  attorney's  certificate  has been  provided  in  accordance  with the
Program  Guide.  No claims have been made under such title  insurance  policy and no holder of the related  mortgage,  including  RFC, has done or omitted to do anything  which would impair the coverage of such title insurance policy.

(vi)    Each  Mortgage  Loan is a valid  and  enforceable  first  lien  (or in the case of the
Junior Lien Mortgage  Loans,  junior lien) on the Mortgaged  Property  subject only to (1) the lien of nondelinquent current real property taxes and assessments,  (2) covenants,  conditions and restrictions,  rights of way,  easements and other matters of public record as of the date of recording of such  Mortgage,  such  exceptions  appearing  of record  being  acceptable  to mortgage  lending  institutions  generally or specifically  reflected in the appraisal made in connection with the  origination of the related  Mortgage Loan, and (3) other matters to which like  properties are commonly  subject that do not  materially  interfere with the benefits of the security intended to be provided by such Mortgage.

(vii)   All  improvements  which were  considered in  determining  the Appraised  Value of the
Mortgaged  Property lie wholly within the  boundaries  and the building  restriction  lines of the Mortgaged Premises,  or the policy of title insurance  affirmatively  insures against loss or damage by reason of any violation,  variation,  encroachment or adverse  circumstance  that either is disclosed or would have been disclosed by an accurate survey.

(viii)  There are no  delinquent  tax or  delinquent  assessment  liens  against  the  related
Mortgaged  Property,  and there are no mechanic's  liens or claims for work, labor or material or any other liens  affecting such Mortgaged  Property which are or may be a lien prior to, or equal with,  the lien of the  Mortgage  assigned to RFC,  except  those liens that are insured against by the policy of title insurance and described in (v) above.

(ix)    Each  Mortgaged  Property  is free of  material  damage  and is in good  repair and no notice of condemnation has been given with respect thereto.

(x)     The  improvements  upon the  Mortgaged  Property are insured  against loss by fire and other hazards as required by the Program Guide,  including  flood  insurance if required under the National  Flood  Insurance  Act of 1968, as amended.  The Mortgage  requires the Mortgagor to maintain  such  casualty  insurance  at the  Mortgagor's  expense,  and on the  Mortgagor's failure  to do so,  authorizes  the  holder  of the  Mortgage  to  obtain  and  maintain  such insurance at the Mortgagor's expense and to seek reimbursement therefore from the Mortgagor.

(xi)    The  appraisal  was made by an  appraiser  who meets the  minimum  qualifications  for appraisers as specified in the Program Guide.

(xii)   Each Mortgage Note and Mortgage  constitutes a legal,  valid and binding obligation of the  Mortgagor  enforceable  in  accordance  with its terms  except as limited by  bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditors' rights.

(xiii)  Each Mortgage Loan is covered by a standard hazard insurance policy.

(xiv)   None of the Mortgage Loans are secured by a leasehold estate.

(xv)    The  information set forth on the Mortgage Loan Schedule with respect to each Mortgage
Loan is true  and  correct  in all  material  respects  as of the  date or  dates  which  such information is furnished.

(xvi)   As of the Cut-off  Date,  none of the  mortgage  loans are  currently  30 or more days delinquent in payment of principal and interest.  As of the Cut-off Date,  approximately  0.1%
of the  Mortgage  Loans  have  been a  maximum  of 30 to 59  days  delinquent  in  payment  of principal and interest in the last 12 months.  As of the Cut-off Date,  approximately  0.1% of the  Mortgage  Loans  have  been a  maximum  of 60 to 89 days  delinquent  in the  payment  of principal  and interest in the last 12 months.  As of the Cut-off  Date,  none of the Mortgage
Loans have been 90 or more days  delinquent  in the payment of  principal  and interest in the last 12  months.  For the  purposes  of this  representation  a  Mortgage  Loan is  considered
Delinquent  if a  Subservicer  or the Master  Servicer  has made any  advances on the Mortgage
Loan that have not been  reimbursed  out of payments by the  mortgagor  or on the  mortgagor's behalf  from a  source  other  than  a  Subservicer,  a  Seller,  the  Master  Servicer  or an
affiliated entity of either.

(xvii)  The  weighted  average  Loan-to-Value  Ratio  with  respect to the  Mortgage  Loans by outstanding principal balance at origination, is approximately 81.78%.

(xviii) No more than  approximately  0.4% of the  Mortgage  Loans,  by  outstanding  principal balance as of the Cut-off Date,  are located in any one zip code area in  California.  No more than  approximately  0.3% of the Mortgage  Loans by  outstanding  principal  balance as of the
Cut-off Date are located in any one zip code area outside of California.

(xix)   Approximately 98.2% of the Mortgage Loans that are  adjustable-rate  loans will adjust semi-annually  based on Six-Month  LIBOR (as defined in the  Prospectus  Supplement).  Each of the  Mortgage  Loans  that are  adjustable-rate  loans  will  adjust  on the  Adjustment  Date specified  in the related  Mortgage  Note to a rate equal to the sum  (rounded as described in the  Prospectus  Supplement) of the related Index  described in the Prospectus  Supplement and the Note Margin set forth in the related Mortgage Note,  subject to the limitations  described in the  Prospectus  Supplement,  and each  Mortgage Loan has an original term to maturity from the date on which the first monthly  payment is due of not more than  approximately  30 years.
On each  Adjustment  Date, the Mortgage Rate on each Mortgage Loan that is an  adjustable-rate loan will be adjusted to equal the related  Index plus the related  Gross  Margin,  subject in each case to the Periodic  Rate Cap,  the Mortgage  Rate and the Minimum  Mortgage  Rate.  The
amount of the monthly  payment on each Mortgage Loan that is an  adjustable-rate  loan will be adjusted  on the first  day of the month  following  the  month in which the  Adjustment  Date occurs to equal the amount necessary to pay interest at the  then-applicable  Mortgage Rate to fully  amortize the  outstanding  principal  balance of such  Mortgage Loan over its remaining term to stated maturity.  No Mortgage Loan is subject to negative amortization.

(xx)    With respect to each Mortgage  constituting a deed of trust, a trustee, duly qualified under  applicable law to serve as such,  has been properly  designated and currently so serves and is named in such  Mortgage,  and no fees or  expenses  are or will  become  payable by the holder of the  Mortgage  Loan to the  trustee  under the deed of trust,  except in  connection with a trustee's sale after default by the Mortgagor.

(xxi)   Approximately  15.12%  the  Mortgaged  Properties  related to the  Mortgage  Loans (by outstanding  principal  balance as of the  Cut-off  Date) are units in detached  planned  unit developments.  Approximately  1.84% of the Mortgaged  Properties related to the Mortgage Loans
(by outstanding  principal  balance as of the Cut-off Date) are units in attached planned unit developments.  Approximately  1.92% of the Mortgaged  Properties related to the Mortgage Loans
(by  outstanding  principal  balance  as  of  the  Cut-off  Date)  are  units  in  townhouses.
Approximately   0.06%  of  the   Mortgaged   Properties   related   to  the   Mortgage   Loans
(by outstanding  principal  balance as of the Cut-off Date) are units in manufactured  housing developments.  Approximately  0.32% of the Mortgaged  Properties related to the Mortgage Loans
(by  outstanding  principal  balance  as of the  Cut-off  Date) are  condominium  units.  Each
Mortgaged Property is suitable for year-round occupancy.

(xxii)  Approximately  94.06% of the Mortgaged  Properties  related to the Mortgage  Loans (by outstanding  principal  balance as of the Cut-off  Date) are  secured by the  owner's  primary residence.  Approximately  1.77% of the  Mortgaged  Properties  related to the Mortgage  Loans
(by  outstanding  principal  balance as of the Cut-off Date) are secured by the owner's second or  vacation  residence.  Approximately  4.17%  of the  Mortgaged  Properties  related  to the
Mortgage  Loans (by  outstanding  principal  balance as of the Cut-off  Date) are secured by a non-owner occupied residence.

(xxiii) Approximately  73.27% of the Mortgaged  Properties  related to the Mortgage  Loans (by outstanding  principal  balance as of the Cut-off  Date) are  secured by  detached  one-family dwelling  units.  Approximately  4.44% of the  Mortgaged  Properties  related to the  Mortgage
Loans (by  outstanding  principal  balance  as of the  Cut-off  Date) are  secured  by two- to four-family dwelling units.

(xxiv)  The average  outstanding  principal  balance of the Mortgage Loans at origination  was approximately  $152,600.  No Mortgage  Loan at  origination  had a  principal  balance of less than $9,000 or more than $1,000,000.

(xxv)   As of the Cut-off Date, all Mortgage Rate  adjustments on the Mortgage Loans that have reached  an  Adjustment  Date  have  been done in  accordance  with the  terms of the  related
Mortgage Note.

(xxvi)  Any  escrow  arrangements  established  with  respect  to  any  Mortgage  Loan  are in compliance  with all applicable  local,  state and federal laws and are in compliance with the terms of the related Mortgage Note.

(xxvii) Except as  otherwise  specifically  set forth  herein,  there is no  default,  breach, violation or event of  acceleration  existing under any Mortgage Note or Mortgage and no event which,  with notice and  expiration of any grace or cure period,  would  constitute a default, breach,  violation or event of acceleration,  and no such default,  breach, violation or event of  acceleration  has been waived by RFC or by any other  entity  involved in  originating  or servicing a Mortgage Loan.

(xxviii)       Each  Mortgage  Loan   constitutes   a  "qualified   mortgage"   under  Section
860G(a)(3)(A)  of the Code and Treasury  Regulation  Section  1.860G-2(a)(1),  (2),  (4), (5),
(6),  (7)  and  (9),  without  reliance  on the  provisions  of  Treasury  Regulation  Section
1.860G-2(a)(3)  or Treasury  Regulation  Section  1.860G-2(f)(2)  or any other  provision that would  allow a Mortgage  Loan to be  treated as a  "qualified  mortgage"  notwithstanding  its failure  to  meet  the  requirements  of  Section  860G(a)(3)(A)  of  the  Code  and  Treasury
Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9).

(xxix)  No more than 57.49% of the Mortgage Loans have been  classified by RFC as Credit Grade
A4, no more than 27.52% of any Mortgage  Loans have been  classified by RFC as Credit Grade A5
Mortgage  Loans,  no more than  9.14% of the  Mortgage  Loans have been  classified  by RFC as
Credit  Grade  AX  Mortgage  Loans,  no more  than  3.75%  of the  Mortgage  Loans  have  been classified  by RFC as Credit  Grade AM  Mortgage  Loans,  no more than  1.12% of the  Mortgage
Loans have been  classified by RFC as Credit Grade B Mortgage  Loans and no more than 0.99% of the  Mortgage  Loans have been  classified  by RFC as Credit Grade C Mortgage  Loans,  in each case as described generally in the Prospectus Supplement.

(xxx)   No  Mortgage  Loan  is a  graduated  payment  loan  or has a  shared  appreciation  or contingent interest feature.

(xxxi)  With  respect  to each  Mortgage  Loan,  either  (i) each  Mortgage  Loan  contains  a customary  provision for the  acceleration of the payment of the unpaid  principal  balance of the  Mortgage  Loan in the event the  related  Mortgaged  Property  is sold  without the prior consent of the mortgagee  thereunder  or (ii) the Mortgage  Loan is assumable  pursuant to the terms of the Mortgage Note.

(xxxii) No Mortgage Loan provides for deferred interest or negative amortization.

(xxxiii)       None of the Mortgage Loans are buydown Mortgage Loans.

(xxxiv) Each  Mortgaged  Property is a single  parcel of real estate with a one- to  four-unit single family residence  thereon,  a condominium unit, a manufactured  housing unit, a unit in a  townhouse,  a planned unit  development,  a leasehold  or a modular  home;  and no Mortgage
Property  consists of a mobile home or a  manufactured  housing  unit that is not  permanently affixed to its foundation.

(xxxv)  No more than  approximately  33.2% of the  Mortgage  Loans (by  outstanding  principal balance as of the  Cut-off-Date)  were made to  Mortgagors  with  credit  scores as  described generally in the  Prospectus  Supplement  of less than 600 excluding  Mortgagors  whose credit scores are not  available to RFC. The weighted  average of the credit  scores for the Mortgage
Loans  for  which  Credit  Scores  are  available  to  RFC  was  approximately  619  as of the
Cut-off-Date.

(xxxvi) No instrument  of release or waiver has been executed in connection  with the Mortgage
Loans,  and no  Mortgagor  has been  released,  in whole or in part  from its  obligations  in connection with a Mortgage Loan.

(xxxvii)               The  weighted  average   remaining  term  to  stated  maturity  of  the
Mortgage Loans as of the cut-off date will be approximately  353 months.  The weighted average original term to maturity of the Mortgage  Loans as of the cut-off date will be  approximately
355 months.

(xxxviii)      None of the  Mortgage  Loans  are  subject  to the Home  Ownership  and  Equity
Protection Act of 1994 ("HOEPA").

(xxxix) To the best of RFC's knowledge,  the Subservicer for each Mortgage Loan has accurately and fully reported its borrower  credit files to each of the Credit  Repositories  in a timely manner.

(xl)    None of the proceeds of any Mortgage  Loan were used to finance the purchase of single premium credit insurance policies.

(xli)   No Mortgage  Loan has a prepayment  penalty term that extends  beyond five years after the date of origination.

(xlii)  Approximately 30.2% of the Mortgage Loans are Balloon Mortgage Loans.

(xliii) None of the  Mortgage  Loans are loans that,  under  applicable  state or local law in effect at the time of  origination  of such Mortgage  Loan, are referred to as (1) "high cost"
or  "covered"  loans  or (2)  any  other  similar  designation  if  the  law  imposes  greater restrictions or additional  legal liability for residential  mortgage loans with high interest rates, points and/or fees.

(xliv)  The  information  set  forth in the  prepayment  charge  schedule  attached  hereto as
Exhibit A (the  "Prepayment  Charge  Schedule") is complete,  true and correct in all material respects  as of the Cut off Date,  and each  prepayment  charge  set  forth on the  Prepayment
Charge  Schedule  ("Prepayment  Charge") is enforceable  and was originated in compliance with all applicable federal, state and local laws.

(xlv)   Each  Mortgage  Loan  as of the  time  of its  origination  complied  in all  material respects with all applicable  local,  state and federal laws,  including,  but not limited to, all applicable predatory lending laws.

(xlvi)  No Mortgage Loan was  originated on or after  September 26, 2003 and before  September
1, 2036 which is secured by property located in the State of Georgia.

(xlvii) No Mortgage Loan is a High Cost Loan or Covered  Loan,  as  applicable  (as such terms are defined in the current  Appendix E of the  Standard & Poor's  Glossary For File Format For
LEVELS(R)Version 5.7  (attached  hereto as Exhibit B);  provided  that no  representation  and warranty is made in this clause  (xlvii) with  respect to 0.1% of the  Mortgage  Loans and (by outstanding  principal  balance as of the Cut-off  Date),  secured by property  located in the
State of Kansas or with  respect  to 0.1% of the  Mortgage  Loans  (by  outstanding  principal balance as of the Cut-off  Date),  secured by property  located in the State of West Virginia;
and provided further that no Qualified  Substitute  Mortgage Loan shall be a High Cost Loan or
Covered  Loan (as such terms are defined in Appendix E of the  Standard & Poor's  Glossary For
File  Format For  LEVELS(R)in effect on the date of  substitution),  unless the  Company  shall have  received  from S&P written  confirmation  that the  inclusion of any such  Mortgage Loan will not adversely  affect the then current  ratings  assigned to any of the  Certificates  by
S&P.

(xlviii)       Each  Mortgage  Loan listed on the attached  Exhibit C has an original  term to maturity of 360 months and an original amortization term of 480 months.

(xlix)  As of the Cut-off  Date,  RFC has not  received  notice that any  Mortgagor  under any
Mortgage Loan is in bankruptcy and none of the Mortgage Loans are in foreclosure.

(l)     As of the Cut-off  Date, no Mortgagor  under any Mortgage  Loan has  requested  relief under the Relief Act.

(li)    The rental or mortgage history,  as applicable,  for each Mortgagor under the Mortgage
Loans  listed on  Exhibit C was  verified  for the twelve  months  immediately  preceding  the origination date of the related Mortgage Loan.

(lii)   RFC generally obtained more than one FICO score for each Mortgagor.

        Upon  discovery  by RFC or upon  notice from the Company or the Trustee of a breach of the foregoing  representations  and  warranties  in respect of any Mortgage  Loan, or upon the occurrence  of a Repurchase  Event (as  described in Section 5 below),  which  materially  and adversely  affects the  interests  of any holders of the  Certificates  or the Company in such
Mortgage Loan (notice of which breach or  occurrence  shall be given to the Company by RFC, if it  discovers  the same),  RFC shall,  within 90 days after the  earlier of its  discovery  or receipt  of notice  thereof,  either  cure such  breach or  Repurchase  Event in all  material respects  or,  except as  otherwise  provided in Section  2.04 of the  Pooling  and  Servicing
Agreement,  either  (i) purchase  such Mortgage  Loan from the Trustee or the Company,  as the case  may  be,  at a  price  equal  to the  Purchase  Price  for  such  Mortgage  Loan or (ii)
substitute  a  Qualified  Substitute  Mortgage  Loan or Loans  for such  Mortgage  Loan in the manner and subject to the  limitations  set forth in Section 2.04 of the Pooling and Servicing
Agreement.  If the breach of  representation  and warranty that gave rise to the obligation to repurchase or  substitute a Mortgage  Loan  pursuant to this Section 4 was the  representation set  forth  in  clause  (xlv) of this  Section  4,  then  RFC  shall  pay to the  Trust  Fund, concurrently  with and in addition to the  remedies  provided in the  preceding  sentence,  an amount equal to any liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust Fund,  and that directly  resulted from such breach,  or if incurred and paid by the Trust Fund thereafter, concurrently with such payment.

5.      With respect to the Mortgage  Loans,  a repurchase  event  ("Repurchase  Event") shall have occurred if it is discovered  that, as of the date hereof,  the related Mortgage Loan was not a valid  first  lien or  junior  lien in the case of a  Junior  Lien  Loan on the  related
Mortgaged  Property  subject only to (i) the lien of real property taxes and  assessments  not yet due and payable, (ii) covenants,  conditions,  and restrictions,  rights of way, easements and other  matters of public  record as of the date of  recording  of such  Mortgage  and such other  permissible  title  exceptions  as are  listed in the  Program  Guide  and (iii)  other matters to which like  properties  are  commonly  subject  which do not  materially  adversely affect the value, use, enjoyment or marketability of the Mortgaged Property.

6.      RFC hereby  represents  and warrants to the Company that with respect to each Mortgage
Loan,  the  REMIC's  tax basis in each  Mortgage  Loan as of the  Closing  Date is equal to or greater than 100% of the Stated Principal Balance thereof.

7.      This  Agreement  shall inure to the benefit of and be binding upon the parties  hereto and their  respective  successors  and  assigns,  and no other  person shall have any right or obligation hereunder.

8.      RFC, as master  servicer  under the  Pooling  and  Servicing  Agreement  (the  "Master
Servicer"),  shall  not waive (or  permit a  sub-servicer  to  waive)  any  Prepayment  Charge unless:  (i) the  enforceability  thereof shall have been limited by  bankruptcy,  insolvency, moratorium,  receivership  and other  similar laws relating to  creditors'  rights  generally,
(ii)  the  enforcement  thereof  is  illegal,  or any  local,  state  or  federal  agency  has threatened  legal  action if the  prepayment  penalty is  enforced,  (iii) the  collectability thereof  shall have been limited due to  acceleration  in  connection  with a  foreclosure  or other  involuntary  payment or (iv) such waiver is standard and customary in servicing similar
Mortgage  Loans and relates to a default or a  reasonably  foreseeable  default and would,  in the reasonable  judgment of the Master  Servicer,  maximize  recovery of total proceeds taking into account the value of such  Prepayment  Charge and the related  Mortgage Loan. In no event will the Master  Servicer  waive a Prepayment  Charge in connection  with a  refinancing  of a
Mortgage  Loan that is not  related to a default or a  reasonably  foreseeable  default.  If a
Prepayment  Charge  is  waived,  but does not meet the  standards  described  above,  then the
Master Servicer is required to pay the amount of such waived  Prepayment  Charge to the holder of the Class SB  Certificates  at the time that the  amount  prepaid on the  related  Mortgage
Loan is  required  to be  deposited  into the  Custodial  Account.  Notwithstanding  any other provisions  of this  Agreement,  any  payments  made by the Master  Servicer in respect of any waived  Prepayment  Charges pursuant to this Section shall be deemed to be paid outside of the
Trust Fund and not part of any REMIC.

        9.     In the event that the first Monthly  Payment due on any Mortgage Loan after the related  Paid-To Date (as defined  below) has not been received by the Master  Servicer or the related  Subservicer  within 45 days of the related Due Date for such Monthly  Payment on such
Mortgage Loan, RFC shall  repurchase  such Mortgage Loan at the Purchase Price or substitute a
Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan in the manner and subject to the  limitations  set forth in Section  2.04 of the Pooling  and  Servicing  Agreement,  in
either  case within 60 days of written  notice  from  Merrill  Lynch,  Pierce,  Fenner & Smith
Incorporated.   Notwithstanding  the  foregoing,   Residential  Funding  shall  not  have  the
obligation to  repurchase  or  substitute a Mortgage  Loan in  accordance  with this Section 9
unless  RFC  has  received  written  notice  from  Merrill  Lynch,  Pierce,   Fenner  &  Smith
Incorporated  of such breach of such  covenant  for such  Mortgage  Loan on or before the 60th calendar day from the date that Merrill Lynch,  Pierce,  Fenner & Smith Incorporated  receives notice  (which  such  notice may be set forth in the  statement  provided  pursuant to Section
4.03(a) of the Pooling and  Servicing  Agreement)  of the failure to receive the related first
Monthly  Payment.  For  purposes  of this  Section 9, any Monthly  Payment on a Mortgage  Loan received by a prior servicer  before the servicing of such Mortgage Loan has been  transferred to the Master  Servicer or the related  Subservicer  or any Monthly  Payment that was received but  misapplied  by the  Master  Servicer  or the  related  Subservicer  shall be deemed to be received by the Master  Servicer or the related  Subservicer as of the date of receipt by such prior servicer,  the Master Servicer or the Subservicer,  as applicable.  For purposes of this
Section 9, "Paid-To  Date" with respect to any Mortgage Loan shall mean the date  indicated as such on the Mortgage Loan Schedule.

                             [Signature page follows]

                                          Schedule A

        IN WITNESS  WHEREOF,  the parties  have entered into this  Assignment  and  Assumption
Agreement as of the date first above written.

                                            RESIDENTIAL FUNDING COMPANY, LLC

                                            By:________________________________
                                            Name:
                                            Title:

                                            RESIDENTIAL ASSET SECURITIES CORPORATION

                                            By:________________________________
                                            Name:
                                            Title:

                                          SCHEDULE A

                                  JUNIOR LIEN MORTGAGE LOANS

                        [SEE ATTACHMENT OR ON FILE WITH THE DEPOSITOR]

                                          EXHIBIT A

                                  PREPAYMENT CHARGE SCHEDULE

                                 [ON FILE WITH THE DEPOSITOR]

                                          EXHIBIT B

                       APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                             FILE FORMAT FOR LEVELS(R)VERSION 5.7

                                                                      REVISED October 20, 2006

               APPENDIX E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

               Standard & Poor's has  categorized  loans  governed by  anti-predatory  lending laws in the  Jurisdictions  listed below into three  categories  based upon a  combination  of factors that include (a) the risk  exposure  associated  with the assignee  liability  and (b)
the tests and  thresholds set forth in those laws.  Note that certain loans  classified by the relevant  statute  as Covered  are  included  in  Standard  & Poor's  High Cost Loan  Category because they included  thresholds  and tests that are typical of what is generally  considered
High Cost by the industry.

               STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

---------------------------- ---------------------------------------- ---------------------------
                                                                            CATEGORY UNDER
                                 NAME OF ANTI-PREDATORY LENDING            APPLICABLE ANTI-
    STATE/JURISDICTION                 LAW/EFFECTIVE DATE               PREDATORY LENDING LAW
---------------------------- ---------------------------------------- ---------------------------
Arkansas                     Arkansas Home Loan Protection Act,       High Cost Home Loan
                             Ark. Code Ann.ss.ss.23-53-101 et seq.

                             Effective July 16, 2003
---------------------------- ---------------------------------------- ---------------------------
Cleveland Heights, OH        Ordinance No. 72-2003 (PSH), Mun.        Covered Loan
                             Codess.ss.757.01 et seq.

                             Effective June 2, 2003
---------------------------- ---------------------------------------- ---------------------------
Colorado                     Consumer Equity Protection, Colo. Stat.  Covered Loan
                             Ann.ss.ss.5-3.5-101 et seq.

                             Effective for covered loans offered or
                             entered into on or after January 1,
                             2003. Other provisions of the Act took
                             effect on June 7, 2002
---------------------------- ---------------------------------------- ---------------------------
Connecticut                  Connecticut Abusive Home Loan            High Cost Home Loan
                             Lending Practices Act, Conn. Gen. Stat.
                             ss.ss.36a-746 et seq.

                             Effective October 1, 2001
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
District of Columbia         Home Loan Protection Act, D.C. Code      Covered Loan
                             ss.ss.26-1151.01 et seq.

                             Effective for loans closed on or after
                             January 28, 2003
---------------------------- ---------------------------------------- ---------------------------
Florida                      Fair Lending Act, Fla. Stat. Ann.ss.ss.   High Cost Home Loan
                             494.0078 et seq.

                             Effective October 2, 2002
---------------------------- ---------------------------------------- ---------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6
                             2003
---------------------------- ---------------------------------------- ---------------------------
Georgia as amended           Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
(Mar. 7, 2003 - current)     Ann.ss.ss.7-6A-1 et seq.

                             Effective for loans closed on or after
                             March 7, 2003
---------------------------- ---------------------------------------- ---------------------------
HOEPA Section 32             Home Ownership and Equity Protection     High Cost Loan
                             Act of 1994, 15 U.S.C.ss.1639, 12
                             C.F.R.ss.ss.226.32 and 226.34

                             Effective October 1, 1995, amendments
                             October 1, 2002
---------------------------- ---------------------------------------- ---------------------------
Illinois                     High Risk Home Loan Act, Ill. Comp.      High Risk Home Loan
                             Stat. tit. 815,ss.ss.137/5 et seq.

                             Effective January 1, 2004 (prior to
                             this date, regulations under
                             Residential
                             Mortgage License Act effective from
                             May 14, 2001)
---------------------------- ---------------------------------------- ---------------------------
Indiana                      Indiana Home Loan Practices Act, Ind.    High Cost Home Loans
                             Code Ann.ss.ss.24-9-1-1 et seq.

                             Effective January 1, 2005; amended by
                             2005 HB 1179, effective July 1, 2005
---------------------------- ---------------------------------------- ---------------------------
Kansas                       Consumer Credit Code, Kan. Stat. Ann.    High Loan to Value
                           ss.ss.16a-1-101 et seq.                     Consumer Loan (id.ss.
                                                                      16a-3-207) and;
                             Sections 16a-1-301 and 16a-3-207
                             became effective April 14, 1999;
                             Section 16a-3-308a became effective
                             July 1, 1999
---------------------------- ---------------------------------------- ---------------------------
                                                                      High APR Consumer Loan
                                                                      (id.ss.16a-3-308a)
---------------------------- ---------------------------------------- ---------------------------
Kentucky                     2003 KY H.B. 287 - High Cost Home        High Cost Home Loan
                             Loan Act, Ky. Rev. Stat.ss.ss.360.100
                             et seq.

                             Effective June 24, 2003
---------------------------- ---------------------------------------- ---------------------------
Maine                        Truth in Lending, Me. Rev. Stat. tit.    High Rate High Fee
                             9-                                       Mortgage
                             A,ss.ss.8-101 et seq.

                             Effective September 29, 1995 and as
                             amended from time to time
---------------------------- ---------------------------------------- ---------------------------
Massachusetts                Part 40 and Part 32, 209 C.M.R.ss.ss.     High Cost Home Loan
                             32.00 et seq. and 209 C.M.R.ss.ss.40.01
                             et seq.

                             Effective March 22, 2001 and amended
                             from time to time
---------------------------- ---------------------------------------- ---------------------------
Nevada                       Assembly Bill No. 284, Nev. Rev. Stat.   Home Loan
                           ss.ss.598D.010 et seq.

                             Effective October 1, 2003
---------------------------- ---------------------------------------- ---------------------------

---------------------------- ---------------------------------------- ---------------------------
New Jersey                   New Jersey Home Ownership Security       High Cost Home Loan
                             Act of 2002, N.J. Rev. Stat.ss.ss.
                             46:10B- 22 et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- ---------------------------
New Mexico                   Home Loan Protection Act, N.M. Rev.      High Cost Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised
                             as of February 26, 2004
---------------------------- ---------------------------------------- ---------------------------
New York                     N.Y. Banking Law Article 6-1             High Cost Home Loan

                             Effective for applications made on or
                             after April 1, 2003
---------------------------- ---------------------------------------- ---------------------------
North Carolina               Restrictions and Limitations on High     High Cost Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- ---------------------------
Ohio                         H.B. 386 (codified in various sections   Covered Loan
                             of the Ohio Code), Ohio Rev. Code Ann.
                           ss.ss.1349.25 et seq.

                             Effective May 24, 2002
---------------------------- ---------------------------------------- ---------------------------
Oklahoma                     Consumer Credit Code (codified in        Subsection 10 Mortgage
                             various sections of Title 14A)

                             Effective July 1, 2000; amended
                             effective January 1, 2004
---------------------------- ---------------------------------------- ---------------------------
South Carolina               South Carolina High Cost and             High Cost Home Loan
                             Consumer Home Loans Act, S.C. Code
                             Ann.ss.ss.37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- ---------------------------
West Virginia                West Virginia Residential Mortgage       West Virginia Mortgage
                             Lender, Broker and Servicer Act, W.      Loan Act Loan
                             Va. Code Ann.ss.ss.31-17-1 et seq.

                             Effective June 5, 2002
---------------------------- ---------------------------------------- ---------------------------

               STANDARD & POOR'S COVERED LOAN CATEGORIZATION

---------------------------- ---------------------------------------- ---------------------------
    STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING             CATEGORY UNDER
                                                                           APPLICABLE ANTI-
                                       LAW/EFFECTIVE DATE               PREDATORY LENDING LAW
---------------------------- ---------------------------------------- ---------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Covered Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- ---------------------------
New Jersey                   New Jersey Home Ownership Security       Covered Home Loan
                             Act of 2002, N.J. Rev. Stat.ss.ss.46:10B
                             22 et seq.

                             Effective November 27, 2003 - July 5,
                             2004
---------------------------- ---------------------------------------- ---------------------------

               STANDARD & POOR'S HOME LOAN CATEGORIZATION

---------------------------- ---------------------------------------- ---------------------------
    STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING             CATEGORY UNDER
                                                                           APPLICABLE ANTI-
                                       LAW/EFFECTIVE DATE               PREDATORY LENDING LAW
---------------------------- ---------------------------------------- ---------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- ---------------------------
New Jersey                   New Jersey Home Ownership Security       Home Loan
                             Act of 2002, N.J. Rev. Stat.ss.ss.
                             46:10B- 22 et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- ---------------------------
New Mexico                   Home Loan Protection Act, N.M. Rev.      Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- ---------------------------
North Carolina               Restrictions and Limitations on High     Consumer Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- ---------------------------
South Carolina               South Carolina High Cost and Consumer    Consumer Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- ---------------------------

                                          EXHIBIT C

                    LIST OF MORTGAGE LOANS WITH ORIGINAL TERM TO MATURITY
                OF 360 MONTHS AND AN ORIGINAL AMORTIZATION TERM OF 480 MONTHS

                        [SEE ATTACHMENT OR ON FILE WITH THE DEPOSITOR]